                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 25, 1999



                                   eSOFT, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                 00-23527                          84-0938960
(State or other jurisdiction of             (Commission File Number)                (I.R.S. Employer
 incorporation or organization)                                                  Identification Number)



                      295 INTERLOCKEN BOULEVARD, SUITE 500
                           BROOMFIELD, COLORADO 80021
                                 (303) 444-1600
    (Address and Telephone Number of Registrant's Principal Executive Office)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Effective May 25, 1999, eSoft, Inc. ("eSoft" or the "Company") completed the merger (the "Merger") with Apexx Technology, Inc. ("Apexx") located in Boise, Idaho which provided for the issuance of 1,591,365 shares of eSoft common stock in exchange for all of the outstanding common stock of Apexx and for the conversion of all Apexx stock options into eSoft stock options to acquire 1,356,003 shares of eSoft common stock. The Merger has been accounted for as a pooling of interests.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(a)      Financial Statements of Businesses Acquired.

         (i) The unaudited financial statements of Apexx Technology, Inc. at March 31, 1999 and for the three months ended March 31, 1999 and 1998 are set forth at pages F-1 to F-6 attached hereto.

         (ii) The audited financial statements of Apexx Technology, Inc. at December 31, 1998 and for the years ended December 31, 1998 and 1997 filed with Registration Statement on Form S-4/A dated April 20, 1999 and incorporated herein by reference.

(b)      Unaudited Pro Forma Condensed Combined Financial Information.

         Unaudited pro forma condensed combined financial information giving effect to the merger with Apexx Technology, Inc. are set forth at pages F-7 to F-12 attached hereto.

(c)      Exhibits.


EXHIBIT
NUMBER               DESCRIPTION OF EXHIBITS
-------              -----------------------
2.1         Amended and Restated Agreement and Plan Merger dated January 25,
            1999 between eSoft, Inc., eSoft Acquisition Corporation and Apexx
            Technology, Inc. (filed with Registration Statement on Form S-4/A on
            April 20, 1999 and incorporated herein by reference).

2.2         Form of Stockholders Agreement executed by Apexx Technology, Inc.
            stockholders in connection with the merger (filed with Registration
            Statement on Form S-4/A on April 20, 1999 and incorporated herein by reference).

2.3         Form of Escrow Agreement executed by eSoft, Inc. Thomas
            Loutzenheiser and The Trust Company of The Bank of Montreal (filed with Registration Statement on Form S-4/A on April 20, 1999 and incorporated herein by reference).

2.5         Employment Agreement by and between eSoft, Inc. and Thomas
            Loutzenheiser (filed with Registration Statement on Form S-4/A on
            April 20, 1999 and incorporated herein by reference).

EXHIBIT
NUMBER               DESCRIPTION OF EXHIBITS
-------              -----------------------
9.1         Voting Agreement by and between eSoft, Inc and Tom Loutzenheiser,
            Gayl Loutzenheiser and David Dahms (filed with Registration
            Statement on Form S-4/A on April 20, 1999 and incorporated herein by reference).

9.2         Voting Agreement by and between eSoft, Inc and Albert Youngwerth,
            Heather Youngwerth, Lawrence Lynch, George Minow, Chris Minow,
            William Rivers, Ray Jenks (filed with Registration Statement on Form
            S-4/A on April 20, 1999 and incorporated herein by reference).

23.1*       Consent of Balukoff, Lindstrom & Co., P.A.

------------

*        Filed herewith

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               eSoft, Inc.



Date:  August 9, 1999                          By:      /s/ Jeffrey Finn
                                                  ------------------------------
                                               Name:  Jeffrey Finn
                                               Title: President and Chief
                                                      Executive Officer

INDEPENDENT AUDITORS' REPORT

Board of Directors
Apexx Technology, Inc.
Boise, Idaho

We have audited the balance sheet of Apexx Technology, Inc. as of December 31, 1998 and the related statements of operations, changes in stockholders' deficit, and cash flows for each of the two years in the period ended December 31, 1998. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Apexx Technology, Inc. as of December 31, 1998 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

The Company's financial statements have been prepared assuming that it will continue as a going concern. The Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Balukoff, Lindstrom & Co., P.A.

Boise, Idaho
February 4, 1999

                             APEXX TECHNOLOGY, INC.


                            CONDENSED BALANCE SHEET
                                  (UNAUDITED)


========================================================================================================
March 31,                                                                                        1999
--------------------------------------------------------------------------------------------------------

ASSETS

CURRENT:
         Cash and cash equivalents                                                              $ 24,409
         Accounts receivable, less allowance of $84,452
                  for possible losses                                                            505,092
         Inventories                                                                             316,559
         Prepaid expenses and other                                                               16,887
--------------------------------------------------------------------------------------------------------


Total current assets                                                                             862,947
--------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT:
         Computer equipment                                                                      135,398
         Furniture and equipment                                                                  60,835
         Manufacturing tool and equipment                                                         26,424
--------------------------------------------------------------------------------------------------------
                                                                                                 222,657

Less accumulated depreciation                                                                    135,069
--------------------------------------------------------------------------------------------------------

Net property and equipment                                                                        87,588
--------------------------------------------------------------------------------------------------------

                                                                                                $950,535
========================================================================================================

                        See accompanying notes to condensed financial statements

                                                          APEXX TECHNOLOGY, INC.


                                                         CONDENSED BALANCE SHEET


                                                                                             (UNAUDITED)
========================================================================================================
March 31,                                                                                        1999
--------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT:
         Accounts payable                                                                    $   386,078
         Revolving line of credit                                                                165,000
         Notes payable                                                                         1,070,953
         Deferred revenue                                                                          2,181
         Accrued expenses                                                                         47,844
--------------------------------------------------------------------------------------------------------

Total current liabilities                                                                      1,672,056
--------------------------------------------------------------------------------------------------------

STOCKHOLDERS' DEFICIT:
         Common stock, no par value, 5,000,000 shares authorized,
                  1,421,305 shares issued and outstanding                                      1,106,684
         Additional paid-in capital                                                               49,311
         Accumulated deficit                                                                  (1,877,516)
--------------------------------------------------------------------------------------------------------

Total stockholders' deficit                                                                     (721,521)
--------------------------------------------------------------------------------------------------------

                                                                                             $   950,535
========================================================================================================

                       See accompanying notes to condensed financial statements.

                                                          APEXX TECHNOLOGY, INC.


                                              CONDENSED STATEMENTS OF OPERATIONS


                                                                                                     (UNAUDITED)
================================================================================================================
Three Months Ended March 31,                                                       1999                  1998
----------------------------------------------------------------------------------------------------------------
REVENUES                                                                         $ 788,055             $ 744,612

COST OF GOODS SOLD                                                                 425,279               418,182
----------------------------------------------------------------------------------------------------------------

Gross profit                                                                       362,776               326,430
----------------------------------------------------------------------------------------------------------------

EXPENSES:
         Selling and marketing                                                     589,100               241,011
         General and administrative                                                243,378               150,223
         Research and development                                                  120,186                59,390
         Engineering                                                                49,670                22,408
----------------------------------------------------------------------------------------------------------------

Total costs and expenses                                                         1,002,334               473,032
----------------------------------------------------------------------------------------------------------------

Loss from operations                                                              (639,558)             (146,602)
----------------------------------------------------------------------------------------------------------------

OTHER EXPENSE:
         Interest expense, net                                                      16,717                 1,412
         Loss on sale of assets                                                      1,897                    --
----------------------------------------------------------------------------------------------------------------

Total other expense                                                                 18,614                 1,412
----------------------------------------------------------------------------------------------------------------

NET LOSS                                                                       $  (658,172)             (148,014)
================================================================================================================

                       See accompanying notes to condensed financial statements.

                                                          APEXX TECHNOLOGY, INC.


                                    CONDENSED STATEMENT OF STOCKHOLDERS' DEFICIT


                                                                                                                       (UNAUDITED)
==================================================================================================================================
                                                                    Common Stock         ADDITIONAL                      TOTAL
                                                               -----------------------    Paid-in     Accumulated    Stockholders'
Three Months Ended March 31, 1999                               Shares        Amount      Capital       Deficit         Deficit
----------------------------------------------------------------------------------------------------------------------------------
BALANCE, January 1, 1999                                       1,421,305    $1,106,684    $36,813     $(1,219,344)    $ (75,847)
         Issuance of compensatory options                             --            --     12,498              --        12,498
         Net loss for the three months ended March 31, 1999           --            --         --        (658,172)     (658,172)
----------------------------------------------------------------------------------------------------------------------------------

BALANCE, March 31, 1999                                        1,421,305    $1,106,684    $49,311     $(1,877,516)    $(721,521)
==================================================================================================================================


See accompanying notes to condensed financial statements.

                                                          APEXX TECHNOLOGY, INC.


                                              CONDENSED STATEMENTS OF CASH FLOWS


                                                                                        (Unaudited)
===================================================================================================

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS


Three Months Ended March 31,                                                     1999        1998
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
         Net loss                                                             $(658,172)  $(148,014)
         Adjustment to reconcile net loss to net cash used in operating activities:
                           Depreciation and amortization                         12,524      14,839
                           Loss on sale of assets                                 1,897          --
                           Provision for losses on accounts receivable           80,726       1,500
                           Provision for inventory obsolescence                  34,267      24,401
                           Issuance of compensatory options                      12,498          --
                           Changes in operating assets and liabilities:
                                    Accounts receivable                         129,003    (201,405)
                                    Inventories                                 (27,856)     (2,571)
                                    Other assets                                 (6,219)      6,817
                                    Accounts payable                             (3,470)     (8,855)
                                    Accrued expenses and other                  (44,123)     (4,299)
---------------------------------------------------------------------------------------------------

Net cash used in operating activities                                          (468,925)   (317,587)
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
         Proceeds from sale of assets                                             1,380          --
         Purchase of property and equipment                                      (5,924)    (41,910)
---------------------------------------------------------------------------------------------------

Net cash used in investing activities                                            (4,544)    (41,910)
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCIAL ACTIVITIES:
         Proceeds from sale of stock, warrants and options                           --     125,250
         Proceeds from short-term debt                                          318,286          --
         Payments on short-term debt                                               (491)         --
         Proceeds from line of credit                                           356,679      50,000
         Payments on line of credit                                            (191,679)         --
         Payments on long-term debt                                              (7,211)     (2,551)
---------------------------------------------------------------------------------------------------

Net cash provided by financing activities                                       475,584     172,699
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                  2,115    (186,798)

CASH AND CASH EQUIVALENTS, beginning of period                                   22,294     196,395
---------------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of period                                      $  24,409   $   9,597
===================================================================================================

                       See accompanying notes to condensed financial statements.

                                                          APEXX TECHNOLOGY, INC.


                                              CONDENSED STATEMENTS OF CASH FLOWS

                                                                     (UNAUDITED)
================================================================================


1. BASIS OF                The condensed interim financial statements included
   PRESENTATION            herein have been prepared by Apexx Technology, Inc.
                           ("Apexx" or the "Company"), without audit, in accordance with applicable Accounting Standards and other professional requirements. Although certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, the Company believes that the disclosures are adequate to make the information presented not misleading.

                           These statements reflect all adjustments, consisting of normal recurring adjustments which, in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included elsewhere in this report. The Company follows the same accounting policies in preparation of interim financial statements.

2.  SUBSEQUENT             On May 25, 1999 the Company consummated a merger with
    EVENT                  eSoft, Incorporated ("eSoft"). eSoft issued 1,591,365
                           shares of its common stock in exchange for all of the outstanding shares of the Company's common stock.
                           Additionally, all options to purchase Apexx common stock were converted into options to purchase shares of eSoft common stock. The merger has been accounted for as a pooling of interests.

                                                             eSOFT, INCORPORATED


                                      PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                                                     (UNAUDITED)
================================================================================

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

         The Unaudited Pro Forma Condensed Combined Financial information reflects financial information which gives effect to eSoft, Inc.'s ("eSoft" or the "Company") merger (the "Merger") with Apexx Technology , Inc. ("Apexx") which provided for the issuance of 1,591,365 shares of eSoft common stock for all of the outstanding stock of Apexx, and the conversion of all Apexx stock options into eSoft stock options to acquire 1,356,003 shares of eSoft common stock. The Pro Forma Financial Information included herein reflects the use of the pooling of interests method of accounting, after giving effect to the pro forma adjustments discussed in the accompanying notes. Such financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of eSoft and Apexx.

         The Pro Forma Condensed Combined Balance Sheet gives effect to the Merger as if it had occurred on March 31, 1999, combining the balance sheets of eSoft at March 31, 1999, with that of Apexx as of March 31,1999. The Pro Forma Condensed Combined Statements of Operations give effect to the Merger as if it had occurred at the beginning of the earliest period presented, combining the results of eSoft for the three months ended March 31, 1999, and each year in the two year period ended December 31, 1998 with those of Apexx for the same periods.

         The Pro Forma Condensed Combined Statements of Operations presented do not include any potential cost savings. The Company believes that it may be able to reduce salaries and related costs and office and general expenses as it eliminates duplications of overhead. However, there can be no assurance that the Company will be successful in effecting any such cost savings.

         The Pro Forma Condensed Combined Financial Information is unaudited and is not necessarily indicative of the consolidated results which actually would have occurred if the above transactions had been consummated at the beginning of the periods presented, nor does it purport to present the future financial position and results of operations for future periods.

                                                             eSOFT, INCORPORATED


                                      PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                                                     (UNAUDITED)
================================================================================

                                                                 Apexx
                                                eSoft,         Technology                             Pro Forma
March 31, 1999                               Incorporated         Inc.            Adjustments          Combined
--------------------------------------------------------------------------------------------------------------------
ASSETS

CURRENT:
 Cash and cash equivalents                  $    763,485       $     24,409     $          --        $    787,894
 Accounts receivable, net                      1,983,128            505,092           (53,193)(a)       2,435,027
 Inventories                                   1,013,060            316,559           (99,651)(b)       1,229,968
 Note receivable                                 500,000                 --          (500,000)(a)              --
 Prepaid expenses and other                      224,204             16,887                --             241,091
--------------------------------------------------------------------------------------------------------------------

Total current assets                           4,483,877            862,947          (652,844)          4,693,980
--------------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT:
 Computer equipment                              225,754            135,398                --             361,152
 Furniture and equipment                         217,864             60,835                --             278,699
 Manufacturing tool and equipment                     --             26,424                --              26,424
--------------------------------------------------------------------------------------------------------------------
                                                 443,618            222,657                --             666,275

Less accumulated depreciation                    222,970            135,069                --             358,039
--------------------------------------------------------------------------------------------------------------------

Net property and equipment                       220,648             87,588                --             308,236
--------------------------------------------------------------------------------------------------------------------

OTHER ASSETS:
 Capitalized software development
    costs, net of accumulated
    amortization of $356,279                     827,895                 --                --             827,895
 Other                                            22,039                 --                --              22,039
--------------------------------------------------------------------------------------------------------------------

Total other assets                               849,934                 --                --             849,934
--------------------------------------------------------------------------------------------------------------------

                                            $  5,554,459       $    950,535     $    (652,844)       $  5,852,150
====================================================================================================================

See notes to pro forma condensed combined balance sheet on page F-9.

                                                             ESOFT, INCORPORATED


                                                    PRO FORMA CONDENSED COMBINED
                                                       BALANCE SHEET (CONTINUED)
                                                                     (UNAUDITED)
================================================================================

                                                                Apexx
                                               eSoft,        Technology                                Pro Forma
March 31, 1999                              Incorporated        Inc.             Adjustments            Combined
--------------------------------------------------------------------------------------------------------------------
LIABILITIES AND
  STOCKHOLDERS'
  EQUITY (DEFICIT)

CURRENT:
 Accounts payable                           $ 1,420,391      $  386,078     $       (53,193)(a)       $ 1,753,276
 Revolving line of credit                            --         165,000                  --               165,000
 Notes payable                                       --       1,070,953            (500,000)(a)           570,953
 Deferred revenue                                26,994           2,181                  --                29,175
 Accrued expenses:
    Payroll and payroll expenses                280,533              --                  --               280,533
    Other                                       364,941          47,844                  --               412,785
--------------------------------------------------------------------------------------------------------------------

Total current liabilities                     2,092,859       1,672,056            (553,193)            3,211,722
--------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT):
 Preferred stock                                     --              --                  --                    --
 Common stock of Apexx                               --       1,106,684          (1,106,684)(c)                --
 Common stock                                    73,455              --              15,914 (d)            89,369
 Additional paid-in capital                   9,569,977          49,311           1,090,770 (c), (d)   10,710,058
 Notes receivable                              (131,898)             --                  --              (131,898)
 Accumulated deficit                         (6,049,934)     (1,877,516)            (99,651)(b)        (8,027,101)
--------------------------------------------------------------------------------------------------------------------

Total stockholders' equity (deficit)          3,461,600        (721,521)            (99,651)            2,640,428
--------------------------------------------------------------------------------------------------------------------


                                            $ 5,554,459      $  950,535     $      (652,844)          $ 5,852,150
====================================================================================================================


  (a)    To eliminate intercompany receivable/payable.
  (b)    To eliminate intercompany gross profit.
  (c) Par value of the Apexx shares is reclassified as additional paid-in capital net of the par value of the newly issued eSoft Common Stock.
  (d) Represents par value of the 1,591,365 shares issued in connection with the Transaction, excluding options that could be exercised by current holders of Apexx options, based on the number of outstanding Apexx shares as of the balance sheet date.

                                                             ESOFT, INCORPORATED


                                                    PRO FORMA CONDENSED COMBINED
                                                        STATEMENTS OF OPERATIONS
                                                                     (UNAUDITED)
================================================================================

                                                                 Apexx
                                              eSoft,          Technology                              Pro Forma
Three Months Ended March 31, 1999          Incorporated           Inc.           Adjustments          Combined
--------------------------------------------------------------------------------------------------------------------
REVENUES                                   $     553,067     $    788,055     $    (178,014)(A)     $  1,163,108

COST OF GOODS SOLD                               359,215          425,279           (78,363)(A)          706,131
--------------------------------------------------------------------------------------------------------------------

Gross profit                                     193,852          362,776           (99,651)             456,977
--------------------------------------------------------------------------------------------------------------------

EXPENSES:
 Selling and marketing                         1,679,608          589,100                 -            2,268,708
 General and administrative                    1,111,899          243,378                 -            1,355,277
 Engineering                                     122,562           49,670                 -              172,232
 Research and development                              -          120,186                 -              120,186
 Amortization of software costs                   41,826                -                 -               41,826
--------------------------------------------------------------------------------------------------------------------

Total costs and expenses                       2,955,895        1,002,334                 -            3,958,229
--------------------------------------------------------------------------------------------------------------------

Loss from operations                          (2,762,043)        (639,558)          (99,651)          (3,501,252)
--------------------------------------------------------------------------------------------------------------------

OTHER (INCOME) EXPENSE:
 Interest (income) expense, net                  (32,720)          16,717                 -              (16,003)
 Loss on sale of assets                                -            1,897                 -                1,897
--------------------------------------------------------------------------------------------------------------------

Total other (income) expense                     (32,720)          18,614                 -              (14,106)
--------------------------------------------------------------------------------------------------------------------

NET LOSS                                   $  (2,729,323)    $   (658,172)    $     (99,651)        $ (3,487,146)
====================================================================================================================

BASIC AND DILUTED LOSS PER COMMON SHARE    $       (.39)                                            $       (.41)
=========================================================                                         ==================

WEIGHTED-AVERAGE NUMBER OF
 COMMON SHARES OUTSTANDING
  BASIC AND DILUTED                            7,006,044                                               8,595,361
=========================================================                                         ==================

(a)      To eliminate intercompany gross profit.

                                                             eSOFT, INCORPORATED


                                                    PRO FORMA CONDENSED COMBINED
                                                        STATEMENTS OF OPERATIONS
                                                                     (UNAUDITED)
================================================================================

                                                               Apexx
                                            eSoft,          Technology                                Pro Forma
Year Ended December 31, 1998             Incorporated          Inc.              Adjustments           Combined
--------------------------------------------------------------------------------------------------------------------
REVENUES                                 $   3,867,600     $  3,808,106       $           -          $  7,675,706

COST OF GOODS SOLD                           1,357,463        1,924,172              72,211(a)          3,353,846
--------------------------------------------------------------------------------------------------------------------

Gross profit                                 2,510,137        1,883,934              72,211             4,321,860
--------------------------------------------------------------------------------------------------------------------

EXPENSES:
 Selling and marketing                       2,612,065        1,394,002                   -             4,006,067
 General and administrative                  2,369,564          865,066             (79,766)(a)         3,154,864
 Engineering                                   588,933          127,018                   -               715,951
 Research and development                       12,908          369,884                   -               382,792
 Amortization of software costs                189,399                -                   -               189,399
--------------------------------------------------------------------------------------------------------------------

Total costs and expenses                     5,772,869        2,755,970             (79,766)            8,449,073
--------------------------------------------------------------------------------------------------------------------

Loss from operations                        (3,262,732)        (872,036)             (7,555)           (4,127,213)
--------------------------------------------------------------------------------------------------------------------

OTHER (INCOME) EXPENSE:
 Interest (income) expense, net               (161,083)          21,472                   -              (139,611)
 Other (income) expense, net                         -           (7,555)              7,555(a)                  -
 Loss on sale of assets                          1,013                -                   -                 1,013
--------------------------------------------------------------------------------------------------------------------

Total other (income) expense                  (160,070)          13,917               7,555              (138,598)
--------------------------------------------------------------------------------------------------------------------

Loss before income tax benefit              (3,102,662)        (885,953)                  -            (3,988,615)

Income tax benefit                            (162,000)               -                   -              (162,000)
--------------------------------------------------------------------------------------------------------------------

NET LOSS                                 $  (2,940,662)    $   (885,953)      $           -          $ (3,826,615)
====================================================================================================================

BASIC AND DILUTED LOSS PER COMMON
 SHARE                                   $       (.54)                                               $      (.54)
========================================================                                           =================

WEIGHTED-AVERAGE NUMBER OF
 COMMON SHARES OUTSTANDING
  BASIC AND DILUTED                          5,493,276                                                  7,089,382
========================================================                                           =================

                                                             eSOFT, INCORPORATED


                                                    PRO FORMA CONDENSED COMBINED
                                                        STATEMENTS OF OPERATIONS
                                                                     (UNAUDITED)
================================================================================

(a) To reclassify Apexx expenses for                            Apexx
comparable presentation.Year Ended            eSoft,         Technology                               Pro Forma
December 31, 1997                          Incorporated         Inc.             Adjustments           Combined
--------------------------------------------------------------------------------------------------------------------
REVENUES                                    $1,233,137      $  2,003,426       $           -         $  3,236,563

COST OF GOODS SOLD                             429,601         1,023,344              39,174 (a)        1,492,119
--------------------------------------------------------------------------------------------------------------------

Gross profit                                   803,536           980,082              39,174            1,744,444
--------------------------------------------------------------------------------------------------------------------

EXPENSES:
 Selling and marketing                         225,737           567,660                   -              793,397
 General and administrative                    506,861           386,393             (67,015)(a)          826,239
 Engineering                                    55,653            55,071                   -              110,724
 Research and development                       56,671           174,580                   -              231,251
 Amortization of software costs                116,912                 -                   -              116,912
--------------------------------------------------------------------------------------------------------------------

Total costs and expenses                       961,834         1,183,704             (67,015)           2,078,523
--------------------------------------------------------------------------------------------------------------------

Loss from operations                          (158,298)         (203,622)            (27,841)            (334,079)
--------------------------------------------------------------------------------------------------------------------

Other (income) expense:
 Interest (income) expense, net                 27,151            16,058                   -               43,209
 Other (income) expense, net                         -           (22,020)             22,020 (a)                -
 Loss on sale of assets                          7,803                 -               5,821 (a)           13,624
--------------------------------------------------------------------------------------------------------------------

Total other (income) expense                    34,954            (5,962)             27,841               56,833
--------------------------------------------------------------------------------------------------------------------

Loss before income tax expense                (193,252)         (197,660)                  -             (390,912)

Income tax expense                             162,000                 -                   -              162,000
--------------------------------------------------------------------------------------------------------------------

NET LOSS                                    $ (355,252)     $   (197,660)      $           -         $   (552,912)
====================================================================================================================

BASIC AND DILUTED LOSS PER COMMON SHARE     $    (.23)                                               $      (.21)
=========================================================                                          =================

WEIGHTED-AVERAGE NUMBER OF
 COMMON SHARES OUTSTANDING
  BASIC AND DILUTED                          1,536,884                                                  2,688,563
=========================================================                                          =================


(a)      To reclassify Apexx expenses for comparable presentation.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                        DESCRIPTION OF EXHIBITS
-------                       -----------------------
2.1         Amended and Restated Agreement and Plan Merger dated January 25,
            1999 between eSoft, Inc., eSoft Acquisition Corporation and Apexx
            Technology, Inc. (filed with Registration Statement on Form S-4/A on
            April 20, 1999 and incorporated herein by reference).

2.2         Form of Stockholders Agreement executed by Apexx Technology, Inc.
            stockholders in connection with the merger (filed with Registration
            Statement on Form S-4/A on April 20, 1999 and incorporated herein by reference).

2.3         Form of Escrow Agreement executed by eSoft, Inc. Thomas
            Loutzenheiser and The Trust Company of The Bank of Montreal (filed with Registration Statement on Form S-4/A on April 20, 1999 and incorporated herein by reference).

2.5         Employment Agreement by and between eSoft, Inc. and Thomas
            Loutzenheiser (filed with Registration Statement on Form S-4/A on
            April 20, 1999 and incorporated herein by reference).

9.1         Voting Agreement by and between eSoft, Inc and Tom Loutzenheiser,
            Gayl Loutzenheiser and David Dahms (filed with Registration
            Statement on Form S-4/A on April 20, 1999 and incorporated herein by reference).

9.2         Voting Agreement by and between eSoft, Inc and Albert Youngwerth,
            Heather Youngwerth, Lawrence Lynch, George Minow, Chris Minow,
            William Rivers, Ray Jenks (filed with Registration Statement on Form
            S-4/A on April 20, 1999 and incorporated herein by reference).

23.1*       Consent of Balukoff, Lindstrom & Co., P.A.

------------

*        Filed herewith